PROSPECTUS SUPPLEMENT                        This Prospectus Supplement,
FOR THE PERIOD ENDING                        filed pursuant to Rule 424(b)(3),
FEBRUARY 28, 2002 TO                         relates to Registration Statement
PROSPECTUS DATED                             33-71504-01 and the Prospectus
NOVEMBER 16, 1993                            dated November 16, 1993




                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2002



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                        0-23108                     Not Applicable
--------                        -------                     --------------
(State of                       (Commission                 (IRS Employer
organization)                   File Number)                Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                          19720
----------------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7434


                                      n/a
                 ----------------------------------------------
                 (Former address, if changed since last report)



                                 Page 1 of 227
                         Index to Exhibits is on page 9

Item 5.  Other Events

A)      Series 1993-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B)      Series 1994-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C)      Series 1995-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1995-1, which is attached as
Exhibit 20(c) hereto.

D)      Series 1995-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1995-3, which is attached as
Exhibit 20(d) hereto.

E)      Series 1996-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1996-2, which is attached as
Exhibit 20(e) hereto.

F)      Series 1996-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1996-3, which is attached as
Exhibit 20(f) hereto.

G)      Series 1996-4:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1996-4, which is attached as
Exhibit 20(g) hereto.

H)      Series 1997-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1997-1, which is attached as
Exhibit 20(h) hereto.

I)      Series 1997-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1997-2, which is attached as
Exhibit 20(i) hereto.

J)      Series 1997-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1997-3, which is attached as
Exhibit 20(j) hereto.

K)      Series 1998-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1998-3, which is attached as
Exhibit 20(k) hereto.

L)      Series 1998-6:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1998-6, which is attached as
Exhibit 20(l) hereto.

M)      Series 1998-7:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1998-7, which is attached as
Exhibit 20(m) hereto.

N)      Series 1999-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-1, which is attached as
Exhibit 20(n) hereto. March 15, 2002 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on February 15, 2002). Accordingly, Series 1999-1 terminated after the final payment on March 15, 2002 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

O)      Series 1999-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-2, which is attached as
Exhibit 20(o) hereto.

P)      Series 1999-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-3, which is attached as
Exhibit 20(p) hereto. March 15, 2002 is also the date on which holders of Class A Certificates received final payment of principal and interest. Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

Q)      Series 1999-4:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-4, which is attached as
Exhibit 20(q) hereto.

R)       Series 1999-5:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-5, which is attached as
Exhibit 20(r) hereto.

S)       Series 1999-6:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 1999-6, which is attached as
Exhibit 20(s) hereto.

T)       Series 2000-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-1, which is attached as
Exhibit 20(t) hereto.

U)      Series 2000-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-2, which is attached as
Exhibit 20(u) hereto.

V)      Series 2000-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-3, which is attached as
Exhibit 20(v) hereto.

W)      Series 2000-4:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-4, which is attached as
Exhibit 20(w) hereto.

X) Series 2000-A:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-A, which is attached as
Exhibit 20(x) hereto.

Y) Series 2000-5:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-5, which is attached as
Exhibit 20(y) hereto.

Z) Series 2000-6:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-6, which is attached as
Exhibit 20(z) hereto.

AA) Series 2000-7:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-7, which is attached as
Exhibit 20(aa) hereto.

AB) Series 2000-8:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-8, which is attached as
Exhibit 20(ab) hereto.

AC) Series 2000-9:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2000-9, which is attached as
Exhibit 20(ac) hereto.

AD) Series 2001-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-1, which is attached as
Exhibit 20(ad) hereto.

AE) Series 2001-2:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-2, which is attached as
Exhibit 20(ae) hereto.

AF) Series 2001-3:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-3, which is attached as
Exhibit 20(af) hereto.

AG) Series 2001-4:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-4, which is attached as
Exhibit 20(ag) hereto.

AH) Series 2001-5:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-5, which is attached as
Exhibit 20(ah) hereto.

AI) Series 2001-6:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2001-6, which is attached as
Exhibit 20(ai) hereto.

AJ) Series 2002-1:
On March 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for February 2002 with respect to Series 2002-1, which is attached as
Exhibit 20(aj) hereto.

Item 7. Financial Statements and Exhibits
c)      Exhibits

Exhibit No.           Description
20(a)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1993-3.

20(b)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1994-2.

20(c)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1995-1.

20(d)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1995-3.

20(e)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1996-2.

20(f)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1996-3.

20(g)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1996-4.

20(h)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1997-1.

20(i)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1997-2.

20(j)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1997-3.

20(k)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1998-3.

20(l)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1998-6.

20(m)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1998-7.

20(n)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-1.

20(o)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-2.

20(p)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-3.

20(q)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-4.

20(r)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-5.

20(s)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 1999-6.

20(t)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-1.

20(u)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-2.

20(v)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-3.

20(w)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-4.

20(x)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-A.

20(y)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-5.

20(z)                 Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-6.

20(aa)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-7.

20(ab)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-8.

20(ac)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2000-9.

20(ad)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-1.

20(ae)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-2.

20(af)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-3.

20(ag)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-4.

20(ah)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-5.

20(ai)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2001-6.

20(aj)                Monthly Certificateholders' Statement, related to the month ending
                      February 28, 2002, for Series 2002-1.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                        DISCOVER CARD MASTER TRUST I
                                (Registrant)

                      By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust

                      By:  Michael F. Rickert
                           ------------------------------------------------
                           Michael F. Rickert
                           Vice President, Chief Accounting Officer,
                           and Treasurer




Date:  March 15, 2002

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1996-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1996-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1996-4.

20(h)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1997-1.

20(i)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1997-2.

20(j)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1997-3.

20(k)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1998-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1998-6.

20(m)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1998-7.

20(n)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-1.

20(o)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-2.

20(p)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-3.

20(q)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-4.

20(r)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-5.

20(s)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 1999-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-1.

20(u)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-2.

20(v)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-3.

20(w)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-4.

20(x)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-A.

20(y)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-7.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-8.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2000-9.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-1.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-2.

20(af)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-3.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-4.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-5.

20(ai)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2001-6.

20(aj)                     Monthly Certificateholders' Statement, related to the month ending February 28, 2002, for Series 2002-1.